UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2008

Benjamin Franklin Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	000-51194	04-3336598
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

58 Main St, Franklin , Massachusetts		02038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	508-528-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 27, 2008, the Board of Directors of Benjamin Franklin Bancorp voted to set May 8, 2008 at 10:00 am as the date of the 2008 Annual Meeting of Stockholders. The Board of Directors also fixed the close of business on March 18, 2008 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Benjamin Franklin Bancorp, Inc.

February 28, 2008	By:	/s/ Claire S. Bean

Name: Claire S. Bean
Title: CFO and Treasurer